UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2005

Western Digital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20511 Lake Forest Drive, Lake Forest, California		92630
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 672-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

At the Citigroup Global Technology Conference on Thursday, September 8, 2005 and in meetings with investors on Thursday, September 8, 2005, and Friday, September 9, 2005, WD executives will provide investors with updates regarding current conditions in the hard drive industry. Specifically, WD expects to communicate the following:

• Quarterly demand thus far has reflected typical seasonal trends: relatively soft July and August as planned, with stronger recent distribution sell-through and OEM demand.

• Pricing has been within WD's expectations and benign by historic standards.

• Weeks of inventory in the channel for the industry and WD have tracked within the manageable 4 to 6 week range throughout the quarter. Total WD inventory is currently flat from the end of June going into September, typically a very strong month.

• As anticipated, demand and pricing for the remainder of September will determine the quarter’s outcome.

This Form 8-K contains forward-looking statements, including statements concerning WD's expectations regarding typical demand conditions in the month of September and its belief that demand and pricing for the remainder of September will determine the quarter's outcome. These forward-looking statements are based on management's expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including: pricing trends and fluctuations in average selling prices (ASPs); actions by competitors; supply and demand conditions in the hard drive industry; changes in product and customer mix; uncertainties related to the development and introduction of products based on new technologies and successful expansion into new hard disk drive markets, including the market for 1-inch hard drives; difficulties in reducing yield losses from complex manufacturing processes; business conditions and growth in the desktop, notebook, consumer electronics, handheld applications, SATA and enterprise markets; changes in availability and cost of specialized product components; and other risks and uncertainties listed in WD's recent Form 10-Q filed with the SEC. WD undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances, and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation

September 7, 2005	By:	Raymond M. Bukaty

Name: Raymond M. Bukaty
Title: Senior Vice President, Administration, General Counsel and Secretary